_____________________________

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                               November 14, 2002

                           HFC REVOLVING CORPORATION
                           -------------------------
            (Exact Name of Registrant as Specified in its Charter)



Delaware                                           333-84268                    36-3955292
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(State or Other Jurisdiction of Incorporation)     (Commission File Number)     (I.R.S. Employer
                                                                                Identification No.)

2700 Sanders Road
Prospect Heights, Illinois                                                      60070
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(Address of Principal                                                           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (847) 564-5000

                                   No Change
                  ------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

Sale and Servicing Agreement, Amended and Restated Trust Agreement and Indenture
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     On November 14, 2002, Household Home Equity Loan Trust 2002-4 (the "Trust") entered into (1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among HFC Revolving Corporation, as depositor, Household Home Equity Loan Trust 2002-4, as trust, Household Finance Corporation, as master servicer, and Bank One, National Association, as indenture trustee, (2) an Amended and Restated Trust Agreement (the "Trust Agreement"), among Household Finance Corporation, HFC Revolving Corporation, as depositor, The Bank of New York, as owner trustee, Bank One, National Association, as co-trustee, and The Bank of New York (Delaware), as Delaware trustee, and (3) an Indenture (the "Indenture"), between Household Home Equity Loan Trust 2002-4, as issuer and Bank One, National Association, as indenture trustee, providing for the issuance of the Trust's Closed-End Home Equity Loan Asset Backed Notes, Series 2002-4 (the "Notes"). The Notes were issued on November 14, 2002. The Sale and Servicing Agreement, Trust Agreement and Indenture are annexed hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

Certificate Guaranty Insurance Policy
-------------------------------------

     On November 14, 2002, Ambac Assurance Corporation issued a Certificate Guaranty Insurance Policy (the "Policy") relating to the Notes. The Policy is annexed hereto as Exhibit 99.4.

Item 7.   Financial Statements; Pro Forma Financial Information and Exhibits.
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(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

               99.1      Sale and Servicing Agreement dated as of November 14,
                         2002.

               99.2      Trust Agreement dated November 14, 2002.

               99.3      Indenture dated November 14, 2002.

               99.4 Certificate Guaranty Insurance Policy issued by Ambac Assurance Corporation.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HFC REVOLVING CORPORATION



                                       By: /s/ P.L. Krupowicz
                                           -----------------------
                                           Name:   P.L. Krupowicz
                                           Title:  Vice President and
                                                   Assistant Treasurer



Dated: November 27, 2002

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.        Description
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99.1               Sale and Servicing Agreement dated as of November 14, 2002.
99.2               Trust Agreement dated November 14, 2002.
99.3               Indenture dated November 14, 2002.
99.4               Certificate Guaranty Insurance Policy issued by Ambac
                   Assurance Corporation.